Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated December 13, 2019

The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses and Statement of Additional Information of the Fund listed below:

Invesco Oppenheimer Value Fund

This supplement amends each Summary Prospectus, Statutory Prospectus and the Statement of Additional Information of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the applicable Summary Prospectus, Statutory Prospectus and Statement of Additional Information and retain it for future reference.

Effective on or about February 28, 2020, any and all references to “Invesco Oppenheimer Value Fund” are changed to “Invesco Comstock Select Fund.”

O-VAL SUP 121319